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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) JULY 20, 2001
                                                         --------------




                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


           MARYLAND                  1-13232            84-1259577
-------------------------------    ------------     -------------------
(State or other jurisdiction of    (Commission      (I.R.S. Employer
incorporation or organization)     File Number)     Identification No.)


2000 SOUTH COLORADO BOULEVARD, TOWER TWO, SUITE 2-
1000, DENVER, CO                                       80222-7900
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   (Address of principal executive offices)            (Zip Code)



        Registrant's telephone number, including area code (303) 757-8101
                                                           --------------



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. OTHER EVENTS

         On July 20, 2001, Apartment Investment and Management Company (the "Company") completed the sale of 3,600,000 shares of its Class R Cumulative Preferred Stock, $.01 par value per share (the "Class R Preferred Stock"), in an underwritten public offering for which Morgan Stanley & Co. Incorporated, Prudential Securities Incorporated, Raymond James & Associates, Inc., UBS Warburg LLC, Bear, Stearns & Co. Inc., Robertson Stephens, Inc. and Tucker Anthony Incorporated acted as underwriters. The Company also gave the underwriters an option to purchase up to 540,000 additional shares of the Class R Preferred Stock to cover overallotments. The sale was made pursuant to an Underwriting Agreement, dated July 17, 2001, a copy of which is included as an exhibit to this report.

         The Class R Preferred Stock entitles the holders thereof to cumulative cash dividends in an amount per share equal to $2.50 per year, equivalent to 10% of the $25 liquidation preference. On and after July 20, 2006, the Company may redeem the Class R Preferred Stock for cash.

         On July 18, 2001, the Company filed with the Securities and Exchange Commission (the "Commission") a Prospectus Supplement, dated July 17, 2001, relating to the offering of up to 3,600,000 shares of Class R Preferred Stock (and up to 540,000 shares of Class R Preferred Stock pursuant to the underwriters' over-allotment option). The Prospectus Supplement relates to a registration statement (File No. 333-61409) on Form S-3 filed by the Company and AIMCO Properties, L.P. with the Commission for the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $1,268,168,000 of securities of the Company (including $268,168,000 of securities previously registered in a previous registration statement (File No. 333- 26415)) and $500,000,000 of securities of AIMCO Properties, L.P. The registration statement was originally filed on August 13, 1998, and was amended by Amendment No. 1 thereto, filed on October 16, 1998, and Amendment No. 2 thereto, filed on November 25, 1998.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

                  The following exhibits are filed with this report:

Exhibit
Number            Description
-------           -----------

1.1 Underwriting Agreement, dated July 17, 2001, by and among Apartment Investment and Management Company, AIMCO Properties L.P. and Morgan Stanley & Co. Incorporated, Prudential Securities Incorporated, Raymond James & Associates, Inc.,
                  UBS Warburg LLC, Bear, Stearns & Co. Inc., Robertson Stephens, Inc. and Tucker Anthony Incorporated.




                                        1

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4.1               Articles Supplementary relating to the Class R Cumulative
                  Preferred Stock (Exhibit 3.3 to Apartment Investment and Management Company's registration statement on Form 8-A, filed on July 23, 2001, is incorporated by reference).

5.1 Opinion of Piper Marbury Rudnick & Wolfe LLP regarding the validity of the Class R Cumulative Preferred Stock.

23.1              Consent of Piper Marbury Rudnick & Wolfe LLP (included in
                  Exhibit 5.1)




                                        2

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  APARTMENT INVESTMENT AND
                                                  MANAGEMENT COMPANY



Date:  July 23, 2001                              By:  /s/ Paul McAuliffe
                                                       -------------------------
                                                       Paul J. McAuliffe
                                                       Executive Vice President,
                                                       Chief Financial Officer



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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K


          EXHIBIT
          NUMBER        DESCRIPTION
          ------        -----------


            1.1 Underwriting Agreement, dated July 17, 2001, by and among Apartment Investment and Management Company, AIMCO
                        Properties L.P. and Morgan Stanley & Co. Incorporated,
                        Prudential Securities Incorporated, Raymond James &
                        Associates, Inc., UBS Warburg LLC, Bear, Stearns & Co.
                        Inc., Robertson Stephens, Inc. and Tucker Anthony
                        Incorporated.

            4.1         Articles Supplementary relating to the Class R
                        Cumulative Preferred Stock (Exhibit 3.3 to Apartment
                        Investment and Management Company's registration statement on Form 8-A, filed on July 23, 2001, is incorporated by reference).

            5.1 Opinion of Piper Marbury Rudnick & Wolfe LLP regarding the validity of the Class R Cumulative Preferred Stock.

            23.1 Consent of Piper Marbury Rudnick & Wolfe LLP (included in Exhibit 5.1)